Good Harbor Tactical Select Fund

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-591-6313 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789012**

Good Harbor Tactical Select Fund

a series of Northern Lights Fund Trust III

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Richard Malinowski and Eric Kane as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Good Harbor Tactical Select Fund (the "Fund"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Central Time, on April 29, 2022 at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio, 43215.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-6313**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 29, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/goodharbor/docs/proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Good Harbor Tactical Select Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.**

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Proposal	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Good Harbor Tactical Select Fund (the "Acquired Fund") to the AXS Multi-Strategy Alternatives Fund (the "Acquiring Fund"), a series of Investment Managers Series Trust II ("IMST II"), in exchange for (a) the number of full and fractional shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, to the shareholders' holdings of shares of the Acquired Fund;	○	○	○

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]